                                                                     Exhibit 2.2

--------------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
--------------------------------------------------------------------------------

Property Name:    INDIAN RIDGE SHOPPING CENTER

Seller: FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4 an Illinois limited partnership

Purchaser:        Surety 1031 Exchange, Inc, as qualified intermediary for ST
                  INDIAN RIDGE LLC
                  an Ohio limited liability company

Proration Date:   12/12/1999

Proration as of:  11:59 PM, DECEMBER 12, 1999

Closing Date:     12/13/1999

Closing as of:    13-Dec-99

Tax Begin Date:   1/1/1999

Tax End Date:     12/31/1999

Month Begin Date  12/1/1999

Month End Date    12/31/1999









DISTRIBUTE TO:    George Touras
                  Doug Lubelchek
                  Norm Field
                  Dan Henning

                               CLOSING STATEMENT
                                  FOR SALE OF
                         INDIAN RIDGE SHOPPING CENTER

--------------------------------------------------------------------------------

SELLER: FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4 an Illinois limited partnership

PURCHASER:              Surety 1031 Exchange, Inc, as qualified intermediary for
                        ST INDIAN RIDGE LLC
                        an Ohio limited liability company

PRORATION DATE:         11:59 PM, DECEMBER 12, 1999

CLOSING (FUNDING) DATE: 13-Dec-99

--------------------------------------------------------------------------------

                                                                                CREDIT            CREDIT
                                                                             PURCHASER            SELLER
                                                                         -------------     -------------
PURCHASE PRICE                                                                             15,000,000.00

EARNEST MONEY [1]                                                           300,000.00

PRO-RATE REAL ESTATE TAXES [See Schedule A]                                 284,559.18

TOTAL PREPAID TENANT CHARGES [See Schedule B]                                     0.00

PRO-RATE SERVICE CONTRACTS [See Schedule C]                                   3,308.60

PRO-RATE DECEMBER, 1999 RETAIL LEASE CHARGES [See Schedule D]                85,097.73

SECURITY DEPOSITS [See Schedule E]                                           39,110.07

PERCENTAGE RENT RECONCILIATION [See Schedule F]                                                     0.00
                                                                         -------------     -------------
     SUBTOTALS                                                              712,075.58     15,000,000.00

BALANCE DUE TO SELLER                                                    14,287,924.42
                                                                         -------------     -------------

     TOTAL CREDITS                                                       15,000,000.00     15,000,000.00
                                                                         =============     =============

APPROVED: SELLER                                                         APPROVED:  PURCHASER

FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4                        ST INDIAN RIDGE LLC
an Illinois limited partnership                                          an Ohio limited liability company

  BY: First Capital Financial Corporation, a Florida corp., it general partner     BY: Shaker Towne Centre
                                                                                   a limited partnership, its sole member

     By: ________________________________                            By: Chase Shaker Corporation
                                                                     an Ohio corporation, its general partner
     Name _______________________________
                                                                         By:  ________________________________
     Its: _______________________________
                                                                         Name  _Stuart F. Kline_______________

                                                                         Its:  _President_____________________


                                                                     SURETY 1031 EXCHANGE, INC.

                                                                           By:  ________________________________

                                                                           Name  _______________________________

                                                                           Its:  _______________________________

NOTE: Utility meters to be read as of closing, if possible, or thereafter, in which case such amounts will be reprorated after closing.
[1] Interest payable to Purchaser outside of closing.

                         INDIAN RIDGE SHOPPING CENTER

                          SOURCES AND USES STATEMENT

--------------------------------------------------------------------------------

                         PURCHASER'S SOURCES AND USES:
                         -----------------------------

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                   14,287,924.42
                                                                                            -------------
ADDITIONAL CASH OUTLAYS BY PURCHASER

                   Endorsements                                                   1,150.00
                   n/a                                                                0.00
                   Closing/Settlement Services (50%)                                375.00
                   Simultaneous Issue                                               125.00
                   Misc                                                             211.00
                   Estimated Recording Charges                                      500.00
                                                                                ----------

        PURCHASER'S CLOSING COSTS                                                                2,361.00
                                                                                            -------------
                                                                                            -------------
TOTAL CASH OUTLAY BY PURCHASER                                                              14,290,285.42
                                                                                            =============

--------------------------------------------------------------------------------

                           SELLER'S SOURCES AND USES:
                           --------------------------

EARNEST MONEY                                                                                  300,000.00
CASH AMOUNT DUE TO SELLER                                                                   14,287,924.42
                                                                                            -------------
TOTAL SELLER'S  SOURCES                                                                     14,587,924.42


ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

                   Ben Carter - Brokerage Commission                            300,000.00
                   Survey Expenses                                               10,080.00
                   Base Owners Policy Premium                                    10,500.00
                   Closing/Settlement Services (50%)                                375.00
                   Misc                                                             211.00
                                                                                ----------

        SELLER'S CLOSING COSTS                                                                 321,166.00
                                                                                            -------------
                                                                                            -------------
BALANCE TO SELLER                                                                           14,266,758.42
                                                                                            =============

                                  SCHEDULE A

--------------------------------------------------------------------------------

     INDIAN RIDGE SHOPPING CENTER
     PROJECTED 1999 (PAYABLE IN 2000) PROPERTY TAXES
     PRORATION MADE AS OF:         11:59 PM, DECEMBER 12, 1999

                                                                     -----------
                                                                      PROJECTED
     ACTUAL 1998 REAL ESTATE TAXES [1]                                   1999
                                                                     -----------
              29-1002-038403 (PAID IN 2 INSTALLMENTS)                 300,185.26
                                                                     -----------

     TOTAL 1998 REAL ESTATE TAXES:                                    300,185.26
                                                                     ===========

     ESTIMATED 1999 REAL ESTATE TAXES                                 300,185.26

     SELLER'S PRORATA SHARE OF 1999 TAXES             346/365            94.795%

                                                                      ----------
     CREDIT DUE PURCHASER FOR SELLER'S SHARE OF 1999 TAXES            284,559.18
                                                                      ----------
     LESS ESTIMATED AMOUNTS PAID BY ANNUAL RET PAYERS:

              n/a                                       -

                                                -----------
              TOTAL                                     -
                                                ===========

     PRORATA SHARE OF TAX PAYMENTS                   346 /365   94.795%        -

                                                                      ----------
     CREDIT DUE TO PURCHASER (SELLER):                                284,559.18
                                                                      ==========

NOTE: Purchaser will be responsible for billing anchor tenants and small shop merchants for 1999 real estate taxes in year 2000 and will be responsible for forwarding payment to Seller upon receipt. Same for the 1999 CAM adjustment billing from January 1, 1999 through one day prior to the date of closing. Seller will be responsible for both calculations. The 1999 taxes to be paid in 2000 will be reprorated based on the actual amount. In the event Seller receives any refund or other amounts which are due to tenants of the property in accordance with their leases, Seller shall promptly remit such amounts to the applicable tenants upon receipt by Seller.

  NOTES:
  ------
    [1] THE FIRST AND SECOND INSTALLMENT OF 1998 IS PAID IN FULL.

                                  SCHEDULE B

--------------------------------------------------------------------------------

     INDIAN RIDGE SHOPPING CENTER
     TENANT PREPAID RENTS
     PRORATION MADE AS OF:   11:59 PM, DECEMBER 12, 1999

--------------------------------------------------------------------------------


                                                            AMOUNT
         MERCHANT NAME                                     PREPAID
     --------------------------------------------------------------
         None                                                   -

                                                           --------
         TOTAL PREPAID RENTS CREDITED TO PURCHASER                      0.00
                                                                   ==========

                                  SCHEDULE C

--------------------------------------------------------------------------------

INDIAN RIDGE SHOPPING CENTER
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                  11:59 PM, DECEMBER 12, 1999

--------------------------------------------------------------------------------

                                         SERVICE CONTRACTS
                                                                                                           CREDIT DUE
                                                                        BILLING PERIOD   # of DAYS          PURCHASER
VENDOR NAME                                               PAYMENT        BEGIN     END      CREDIT        or (SELLER)
---------------------------------------------------------------------------------------------------------------------
PAID BY SELLER:
ADT                         Monitor Fire Alarm           (178.50)      12/01/99 12/31/99        19           (109.40)
Mishawaka Tree              Landscaping                    (0.00)      12/01/99 12/31/99        19             (0.00)
Mishawaka Tree              Snow Removal                   (0.00)      12/01/99 12/31/99        19             (0.00)
Orkin Pest Control          Pest Control                  (62.70)      12/01/99 12/31/99        19            (38.43)

                                                     TOTAL CREDIT DUE TO SELLER                              (147.83)
                                                                                                            --------
PAYABLE BY PURCHASER:
Ameritech Phone Line (3)    ADT Fire Alarm Lines          115.45       12/07/99 01/06/00         6             22.35
Mishawaka Tree              Janitorial                  1,690.00       12/01/99 12/31/99        12            654.19
Mishawaka Tree              Sweeping/Trash Removal      1,240.00       12/01/99 12/31/99        12            480.00
Superior Waste Services     Waste Removal                  74.70       12/01/99 12/31/99        12             28.92
St. Evans Inc.              X-mas Decorations           4,804.00       11/17/99 01/10/00        26          2,270.98

                                                                                                            --------

                                                     TOTAL CREDIT DUE TO PURCHASER                          3,456.44
                                                                                                            --------

                                                     NET CREDIT DUE TO PURCHASER (SELLER)                   3,308.60
                                                                                                            ========

                                  SCHEDULE D

--------------------------------------------------------------------------------

INDIAN RIDGE SHOPPING CENTER
RETAIL TENANTS MONTHLY CHARGES
PRORATION MADE AS OF: 11:59 PM, DECEMBER 12, 1999
--------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------
                                                                TOTAL       DEC.         DEC.       BUYERS
                              DEC.                               DEC.     CHARGES      CHARGES      PRORATA
     MERCHANT NAME            RENT       CAM        RET        CHARGES      PAID     OUTSTANDING     SHARE
------------------------------------------------------------------------------------------------------------
CASUAL MALE                 4,533.33     240.00     448.00     5,221.33    5,221.33          -      3,200.17
CHICAGO MOTOR CLUB          3,437.50     255.00     387.50     4,080.00    4,080.00          -      2,500.65
CIRCUIT CITY               24,065.17   2,777.00        -      26,842.17   26,842.17          -     16,451.65
CLUB HOUSE GOLF             2,592.67     272.07     537.74     3,402.48    3,402.48          -      2,085.39
COUNTRYWIDE HOME LOANS      2,242.50     158.70     289.80     2,691.00    2,691.00          -      1,649.32
CRAFTER'S FAIRE             2,416.67     153.00     280.00     2,849.67    2,849.67          -      1,746.57
FACTORY CARD OUTLET        11,500.00     675.00   1,680.00    13,855.00         -      13,855.00         -
FAMOUS FOOTWEAR             3,541.67     358.00     700.00     4,599.67    4,599.67          -      2,819.15
FASHION BUG                 8,612.50     487.00   1,477.00    10,576.50   10,576.50          -      6,482.37
GREAT HARVEST BREAD         1,833.33     363.00     348.33     2,544.66    2,544.66          -      1,559.63
HACIENDA MEXICAN REST       7,879.74     694.00   1,343.39     9,917.13    9,917.13          -      6,078.24
HAIR CUTTERY                1,811.25     141.00     213.90     2,166.15    2,166.15          -      1,327.64
HONG KONG BUFFET            3,250.00     225.00     420.00     3,895.00         -       3,895.00         -
K'S MERCHANDISE                  -     3,370.00        -       3,370.00    3,370.00          -      2,065.48
KIDS-R-US                        -     1,350.00        -       1,350.00    1,350.00          -        827.42
MAIL BOXES, ETC.            1,443.75      76.00     147.00     1,666.75    1,666.75          -      1,021.56
MEN'S WEARHOUSE             7,505.00     550.37     840.56     8,895.93    8,895.93          -      5,452.34
NORWEST FINANCIAL           1,610.00     131.00     193.20     1,934.20    1,934.20          -      1,185.48
RED WING SHOE STORE         1,353.33     148.00     156.80     1,658.13    1,658.13          -      1,016.27
S & K FAMOUS BRANDS         6,650.00     826.00   1,030.75     8,506.75    8,506.75          -      5,213.81
SHOE CARNIVAL               8,958.33     750.00   1,400.00    11,108.33   11,108.33          -      6,808.33
SUBWAY SHOP                 1,093.75      97.00     122.50     1,313.25    1,313.25          -        804.90
T.J. MAXX                  20,306.25   1,727.57        -      22,033.82   22,033.82          -     13,504.60
THE LOAN ZONE               1,809.62     110.00     196.14     2,115.76    2,115.76          -      1,296.76


                          ----------------------------------------------------------------------------------
                          128,446.36  15,934.71   12,212.61  156,593.68  138,843.68    17,750.00   85,097.73
                          ==================================================================================

NOTES:

                                  SCHEDULE E

--------------------------------------------------------------------------------

INDIAN RIDGE SHOPPING CENTER
SECURITY DEPOSIT CREDIT
PRORATION MADE AS OF:               11:59 PM, DECEMBER 12, 1999

--------------------------------------------------------------------------------

                               SECURITY DEPOSITS

   MERCHANT NAME
   -------------
   $1.00 STORE                                               $10,000.00
   CHICAGO MOTOR CLUB                                        $ 3,020.83
   CRAFTER'S FAIRE                                           $ 2,639.25
   GREAT HARVEST                                             $ 1,666.66
   HACIENDA                                                  $ 7,222.50
   HONG KONG                                                 $ 4,352.00
   MAIL BOXES                                                $ 1,660.75
   SUBWAY                                                    $   802.08
   CLUB HOUSE GOLF                                           $ 7,746.00

                                                             ----------
TOTAL SECURITY DEPOSITS CREDITED TO PURCHASER:               $39,110.07
                                                             ==========

                                  SCHEDULE F

--------------------------------------------------------------------------------

INDIAN RIDGE SHOPPING CENTER
PERCENTAGE RENT
PRORATION MADE A 11:59 PM, DECEMBER 12, 1999

--------------------------------------------------------------------------------

                                                                ESTIMATED
        MERCHANT NAME                                             AMOUNT
--------------------------------------------------------------------------------

% RENT PAYERS (to be re-prorated upon payment and post closing)
                                  ------------------             ---------
                                    begin     end                  TOTAL
                                  ------------------             ---------
        None                        9/1/98 8/30/99                    -